UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                             July 21, 2004
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                             Date of Report
                    (Date of Earliest Event Reported)

                         WESTON TECHNOLOGIES CORP.
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          (Exact Name of Registrant as Specified in its Charter)

                               DELAWARE
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            (State or Other Jurisdiction of Incorporation)

            000-49854                          75-3022004
    (Commission File Number)         (IRS Employer Identification No.)

               80 Wall Street, Suite 818, New York, NY 10005
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        (Address of Principal Executive Offices, including ZIP Code)

                            (212) 809-1200
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             Registrant's Telephone Number, including Area Code

                             Not Applicable
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      (Former Name or Former Address, if Changed Since Last Report)





Item 5.   Other Events and Regulation FD Disclosure

On July 20, 2004, Weston Technologies Corp. (the "Company") and its subsidiary Best Partners Worldwide Ltd. ("BPW") entered into a marketing and license agreement with Augite Inc., a Delaware corporation ("Augite"). The Company, through BPW, owns intellectual property rights to certain invention known as the flameless and no-tar cigarettes, the patent applications of which are pending. Pursuant to the agreement, the parties agreed as follows:

   (1) the Company and BPW grant to Augite an exclusive license to use the intellectual property related to the flameless and no-tar cigarette, and appoint Augite as their exclusive agent and distributor to market the flameless and no-tar cigarette manufactured by the Company and BPW in the world, excluding Mainland China.

   (2) the Company and BPW grant to Augite an exclusive worldwide license to use the intellectual property for the development and manufacture of the flameless and no-tar cigarette, which include any and all related devices, goods and services.

   (3) the Company and BPW grant to Augite an exclusive license to use the intellectual property to market the flameless and no-tar cigarettes in the world, except Mainland China, directly and indirectly, including through other distributors and resellers. Augite may use the Company's or BPW's label or Augite's own label in its marketing activities.

   (4) if the Company and BPW make any improvements or new invention derived from the intellectual property, the Company and BPW shall promptly provide to Augite such information with respect to such improvements and new invention as is reasonably necessary to permit Augite to incorporate such improvements or new invention in its manufacture of the product, and

   (5) Upon the signing of the agreement, the Company and BPW may not enter into any agreements or contracts to license the intellectual property or to distribute the flameless and no-tar cigarettes in the world, except in Mainland China, with any third party. Nor shall the Company and BPW support any third party (including themselves) to engage, directly or indirectly, in business activities in competition with Augite in the world, excluding Mainland China.

As the consideration, Augite agreed to pay the Company and BPW (i) a one-time licensing fee of Hong Kong dollars $1,000,000; and (ii) a royalty fee of 5% of Augite's after-tax net income on an annual basis until the patents embodied in the intellectual property expires.




                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


WESTON TECHNOLOGIES CORP.



By: /s/ Yin Sen Wong
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Yin Sen Wong
Chief Executive Officer


Date:  July 21, 2004